Exhibit 10.21
SECOND AMENDMENT TO SECOND AMENDED
AND RESTATED LEASE AGREEMENT NO. 4

THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED LEASE AGREEMENT NO. 4 (this “Second Amendment”) is entered into as of November 9, 2021, by and between HPT TA PROPERTIES TRUST, a Maryland real estate investment trust, and HPT TA PROPERTIES LLC, a Maryland limited liability company (collectively, “Landlord”), and TA OPERATING LLC, a Delaware limited liability company (“Tenant”).

WHEREAS, Landlord and Tenant are parties to that certain Second Amended and Restated Lease Agreement No. 4, dated as of October 14, 2019, as amended by that certain First Amendment to Second Amended and Restated Lease Agreement No. 4, dated as of March 9, 2021 (as so amended, the “Lease”); and

WHEREAS, the TA Travel Center located at 145 Richmond Road, Walton, Kentucky (the “Walton Property”) is subject to the Lease;
WHEREAS, in connection with an eminent domain taking of a portion of the Walton Property by the Commonwealth of Kentucky Transportation Cabinet Department of Highways, Landlord acquired two (2) parcels of land abutting the Walton Property from the adjoining landowner in exchange for a sewer easement over the Walton Property; and

WHEREAS, the acquisition of the additional land occurred on November 9, 2021; and

WHEREAS, Landlord and Tenant desire to amend Exhibit A-14 of the Lease to reflect the eminent domain taking and the addition of the additional land to the Land related to the Walton Property;

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree that the Lease is hereby amended as of November 9, 2021, as follows:

1.Capitalized Terms. Capitalized terms used but not otherwise defined in this Second Amendment shall have the meanings given such terms in the Lease.

2.Lease Amendment. Exhibit A-14 of the Lease is hereby deleted in its entirety and replaced with Exhibit A-14 attached hereto and incorporated herein by this reference.

3.    Ratification. The Lease, as amended by this Second Amendment, is hereby ratified and confirmed. For the avoidance of doubt, all references in the Lease to the “Agreement” shall mean and refer to the Lease as amended by this Second Amendment.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Second Amendment as a sealed instrument as of the date first above written.
LANDLORD:
HPT TA PROPERTIES TRUST,
a Maryland real estate investment trust
By:
    Name: John G. Murray
    Its: President
HPT TA PROPERTIES LLC,
a Maryland limited liability company
By:
    Name: John G. Murray
    Its: President
TENANT:
TA OPERATING LLC,
a Delaware limited liability company
By:
    Name: Mark R. Young
    Its: EVP and General Counsel

[Signature Page to Second Amendment to Second Amended and Restated Lease Agreement No. 4]

Exhibit A-14

TA Site 28
145 Richwood Road
Walton, KY 41094

Three (3) parcels of land comprised of PARCEL 1, PARCEL 2, Tract 1 and PARCEL 2, Tract II, all as more particularly described as follows:

PARCEL 1

Property Commonly Known As: 145 Richwood Drive, Walton, Kentucky 41094

LYING AND BEING IN THE STATE OF KENTUCKY AND THE COUNTY OF BOONE, LOCATED ON THE EAST SIDE 1-75 AND THE SOUTH SIDE OF KENTUCKY 338 AT THEIR INTERSECTION AND MORE PARTICULARLY DESCRIBED AS FOLLOWS:
BEGINNING AT A POINT, SAID POINT BEING A STATE OF KENTUCKY RIGHT-OF-WAY MMARKER FOR KENNTUCKY 338, AND BEING 70.00 FEET SOUTH OF AND RADIAL FROM THE CENTERLINE OF SAID KENTUCKY 338; THENCE ALONG THE SOUTH RIGHT-OF-WAY LINE OF SAID KENTUCKY 338 ON A CURVED LINE DEFLECTING TO THE LEFT 231.21 FEET, HAVING A RADIUS OF 1,707.02 FEET, CHORD OF SAID CURVE BEARS NORTH 64 DEGREES 34’ 47” EAST A DISTANCE OF 231.03 FEET TO A POINT, SAID POINT BEING A SET IRON PIN; THENCE LEAVING SAID SOUTHERLY RITHT-OF-WAY LINE OF KENTUCKY 338, SOUTH 36 DEGREES 19’ 00” EAST, 140.13 FEET TO A POINT, SAID POINT BEING A SET IRON PIN; THENCE SOUTH 53 DEGREES 04’ 00” WEST. 136.00 FEET TO A POINT, SAID POINT BEING A SET IRON PIN; THENCE SOUTH 14 DEGREES 36’ 59” WEST, 232.34 FEET TO A POINT, SAID POINT BEING AN EXISTING CONCRETE MONUMENT; THENCE SOUTH 24 DEGREES 51’ 27” WEST, 113.22 FEET TO A POINT, SAID POINT BEING A SET IRON PIN; THENCE SOUTH 23 DEGREES 21’ 00” WEST, 467.33 FEET TO A POINT, SAID POINT BEING A SET IRON PIN; THENCE NORTH 71 DEGREES 42’ 00” WEST, 100.83 FEET TO A POINT, SAID POINT BEING AN EXISTING POST; THENCE NORTH 83 DEGREES 24’ 03” WEST, 298.98 FEET TO A POINT, SAID POINT BEING AN EXISTING CONCRETE MONUMENT, AND ALSO BEING IN THE LIMITED ACCESS LINE OF INTERSTATE 75 AND ALSO BEING 94.00 FEET EAST AND RADIAL OFF OF RAMP “D” OF INTERSTATE 75; THENCE ALONG SAID LIMITED ACCESS LINE OF THE FOLLOWING COURSES AND DISTANCES, ALONG A CURVE DEFLECTING TO THE RIGHT 177.94 FEET, HAVING A RADIUS OF 1,816.00 FEET, CHORD OF SAID CURVE BEARS NORTH 11 DEGREES 36’ 31” EAST A DISTANCE OF 177.87 FEET TO A POIINT, SAID POINT BEING 94 FEET EAST OF AND RADIAL FROM RAMP “D” BASELINE STATION 6 + 70.3 AND ALSO BEING A SET IRON PIN NORTH 15 DEGREES 53’ 42” EAST, 541.70 FEET TO A POINT, SAID POINT BEING AN EXISTING STATE OF KENTUCKY RIGHT-OF-WAY MARKER. AND BEING 94.00 FEET EAST OF AND RADIAL FROM BASELINE STATION 12 + 12 RAMP “D” AND ALSO BEING 70.00 FEET SOUTH OF AND RADIAL FROM CENTERLINE OF SURVEY STATION 17 + 93 KENTUCKY 338, NORTH 78 DEGREES 49’ 12” EAST, 47.77 FEET TO A POINT; SAID POINT BEING A SET IRON PIN AND ALSO BEIN 70.00 FEET SOUTH OF AND RADIAL FROM CENTERLINE OF SURVEY STATION 18+40.77 KENTUCKY 338, ON A CURVED LINE DEFLECTING TO THE LEFT 282.59 FEET RADIUS OF SAID CURVE BEING 1.707.02 FEET, CHORD OF SAID CURVE BEARS NORTH 73 DEGREES 12’ 12” EAST A DISTANCE OF 282.27 FEET TO A POINT, SAID POINT BEING AN EXISTING STATE OF KENTUCKY RIGHT-OF-WAY MARKER AND ALSO BEING 70.00 FEET SOUTH OF AND

Exhibit A-14

RADIAL TO KENTUCKY 338, AND ALSO BEING THE APPROXIMATE LOCATION OF THE END OF SAID LIMITED ACCESS LINE TO INTERSTATE 75, AND ALSO BEING THE POINT OF BEGINNING CONTAINING 9.0166 ACRES OF LAND, MORE OR LESS.
BEING THE SAME PROPERTY CONVEYED TO TA OPERATING CORPORATION, A DELAWARE CORPORATION, BY DEED DATED 12/9/1993 OF RECORD IN DEED BOOK 529, PAGE 56, IN THE OFFICE OF THE CLERK OF BOONE COUNTY, KENTUCKY.
LESS AND EXCEPT FROM PARCEL 1 THAT CERTAIN PARCEL OF LAND TAKEN BY THE COMMONWEALTH OF KENTUCKY TRANSPORTATION CABINET DEPARTMENT OF HIGHWAYS PURSUANT TO THE PETITION FILED AS CIVIL ACTION NUMBER 19-CI-00767 IN THE BOONE COUNTY KY CIRCUIT COURT.

PARCEL 2

Tract 1:

SITUATE IN BOONE COUNTY, KENTUCKY EAST OF INTERSTATE I-75 AND SOUTH OF KENTUCKY 338 RELOCATION AND BE MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A SET 5/8” IRON PIN WITH CAP S2944 AT THE RIGHT-OF-WAY INTERSECTION OF KY 338, AS NOW RELOCATED WITH THE NEW RIGHT-OF-WAY OF BEST PAL DRIVE AT KENTUCKY ZONE 1 STATE PLANE COORDINATE N 4 223: 705.15; E 5 241 175.27;

THENCE ALONG THE EAST LINE OF THE GRANTEE’S PROPERTY AS CONVEYED IN DEED BOOK 929, PAGE 685 OF THE BOOK COUNTY CLERK’S OFFICE;

S 14° 28’13” W- 30.18 FEET TO A FOUND CONCRETE MONUMENT WITH PIN;

THENCE S 23° 44’ 12” W- 30.18 FEET TO A SET 5/8” IRON PIN WITH CAP S-2944;

THENCE THROUGH NEW DIVISION LINES -S 53° 27’ 57” E—64.79 FEET TO A SET 5/8” IRON PIN WITH CAP S-2944;

THENCE N 62° 52’ 47” E – 92.29 FEET TO A SET 5/8” IRON PIN WITH CAP S-2944;

THENCE N 30° 41’ 07” W – 174.45 FEET TO THE POINT OF BEGINNING.

CONTAINING 0.28814 ACRES

BEARINGS BASED ON KENTUCKY STATE PLAN, 1 ZONE SYSTEM (ALL DISTANCES ARE GROUND).

BEING PART OF THE PROPERTY CONVEYED TO HPT TA PROPERTIES TRUST IN DEED BOOK 1177, PAGE 247.

BEING THE RESULT OF A SURVEY BY GEORGE ARMSTRONG KENTUCKY SURVEYOR #2944, DATED 5-20-2020

Exhibit A-14

SUBJECT TO HIGHWAYS, EASEMENTS AND LIMITED ACCESS RIGHT-OF-WAY OF RECORD.

PARCEL 2

Tract II:

SITUATE IN BOONE COUNTY, KENTUCKY EAST OF INTERSTATE I-75 SOUTH OF KENTUCKY 338 RELOCATION AND BEING MORE PARTICULARLY DESCRIBE AS FOLLOWS:

BEGINNING AT A SET 5/8” IRON PIN WITH CAP S2944 AT THE RIGHT-OF-WAY INTERSECTION OF KY 338, AS NOW RELOCATED WITH THE NEW RIGHT-OF-WAY OF BEST PAL DRIVE AT KENTUCKY ZONE 1 STATE PLANE COORDINATE N 4 223 705.15; E 5 241 175.27;

THENCE ALONG THE EAST LINE OF THE PROPERTY AS CONVEYED IN DEED BOOK 929, PAGE 685 OF THE BOONE COUNTY CLERK’S OFFICE;

S 14° 28’13” W- 130.25 FEET TO A FOUND CONCRETE MONUMENT WITH PIN;

THENCE S 24° 44’ 12” W- 113.22 FEET TO A SET 5/8” IRON PIN WITH CAP S-2944 ON THE CENTERLINE OF THE NEW ENTRANCE DRIVE PER KYTC PLANS;

THENCE S 23° 12’ 14” W – 47.47’ FEET TO A SET 5/8” IRON PIN WITH CAP S-2944, THE REAL POINT OF BEGINNING;

THENCE S 23° 12’ 14” W- 100.00 FEET TO A SET 5/8” IRON PIN WITH CAP S-2944;

THENCE N 71° 33’ 55” – ALONG A NEW DIVISION LINE-132.89 FEET TO A SET 5/8” IRON PIN WITH CAP S-2944;

THENCE N 60° 04’ 24” W- 100.00 FEET TO THE POINT OF BEGINNING.

CONTAINING 0.11399 ACRES.

BEARINGS BASED ON KENTUCKY STATE PLANE, 1 ZONE SYSTEM (ALL DISTANCES ARE GROUND).

BEING PART OF THE PROPERTY CONVEYED TO HPT TA PROPERTIES TRUST IN DEED BOOK 1177, PAGE 247.

BEING THE RESULT OF A SURVEY BY GEORGE ARMSTRONG -KENTUCKY SURVEYOR #2944, DATED 5-20-2020

SUBJECT TO HIGHWAYS, EASEMENTS AND LIMITED ACCESS RIGHT-OF-WAY OF RECORD.

Exhibit A-14